NICHOLAS | APPLEGATE® Institutional Funds

Supplement dated February 29, 2008
to the Class I, II, III, IV & R Shares Prospectuses
dated July 31, 2007

The section of the Prospectus captioned “Lending of Portfolio Securities and Risk” is replaced in its entirety with the following:

In order to generate expense offset credits, the Fund may lend portfolio securities, on a short-term or a longterm basis, up to 30% of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Investment Adviser has determined are creditworthy and under guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to least 102% of the value of the securities loaned on U.S. securities.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. The Fund may pay lending fees to the party arranging the loan, which may be an affiliate of the Investment Adviser. Collateral from loans of portfolio securities may be invested in a pooled investment vehicle that is managed by, and pays fees to, an affiliate of the Investment Adviser.

NICHOLAS | APPLEGATE® Institutional Funds

Supplement dated February 29, 2008
to the Class I, II, III, IV & R Shares Statements of Additional Information
dated July 31, 2007

The last paragraph of the section of the Statement of Additional Information captioned “Trustees and Principal Officers” is replaced in its entirety as follows:

The following table sets forth the aggregate compensation paid by the Trust for the fiscal year ended March 31, 2007, to the Trustees who are not affiliated with the Investment Adviser and the aggregate compensation paid to such Trustees for service on the Trust’s Board and that of all other funds in the “Fund Complex”. The Funds have no retirement or pension plan for its Trustees.

Name	Aggregate Compensation from Trust†	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Trust Complex Paid to Trustee
Walter E. Auch	$33,500	None	N/A	(13	)*
Darlene DeRemer	$33,000	None	N/A	(13	)*
George F. Keane	$43,500	None	N/A	(13	)*
John J. Murphy	$33,500	None	N/A	(13	)*

*Indicates total number of funds in Trust complex at the end of the stated fiscal year.

†Includes amounts paid by the Administrator on behalf of the Trust.